UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2014

DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

1-12935	20-0467835
(Commission File Number)	(I.R.S. Employer Identification No.)

5320 Legacy Drive Plano, Texas	75024
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code:	(972) 673-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition

On February 11, 2014 Denbury Resources Inc. issued a press release announcing oil, natural gas and carbon dioxide reserve information at year-end 2013, preliminary estimates of its 2013 fourth quarter production and realized commodity prices, its full-year production, and its 2013 capital expenditures. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission (unless otherwise specifically provided therein), whether or not filed under the Securities Act of 1933, as amended, or the 1934 Act, regardless of any general incorporation language in any such document.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
99.1*	Denbury Press Release, dated February 11, 2014.

*	Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: February 11, 2014	By:	/s/ Alan Rhoades
Alan Rhoades
Vice President and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Denbury Press Release, dated February 11, 2014.